Exhibit 10 (uu)
Execution Version

Consent and First Omnibus Amendment Agreement

THIS CONSENT AND FIRST OMNIBUS AMENDMENT AGREEMENT, dated as of May 14, 2021
(this “Amendment”), is by and among NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as Lessee and as Construction Agent (together with its permitted successors and assigns, in its capacity as Lessee or as Construction Agent, “Lessee”); NORFOLK SOUTHERN CORPORATION, a Virginia corporation, as Guarantor (“Guarantor”); BA LEASING BSC, LLC, a Delaware limited liability company, as Lessor (“Lessor”); BANK OF AMERICA, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent (“Administrative Agent”) and the persons listed on the signature pages hereto as Rent Assignees (each, a “Rent Assignee”, and collectively, the “Rent Assignees”).

WHEREAS, Lessee, Lessor, Administrative Agent and the persons listed on Schedule II thereto are parties to that certain Participation Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Participation Agreement”);

WHEREAS, Lessee and Lessor are party to that certain Construction Agency Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Construction Agency Agreement”);

WHEREAS, Guarantor is party to that certain Guaranty, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Guaranty”), in favor of the Beneficiaries (as defined therein);

WHEREAS, Lessee, in its capacity as Construction Agent (as defined in the Participation Agreement), and Holder Construction Group, LLC (“Core and Shell GC”) are party to that certain Construction Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Core and Shell Construction Agreement”), which provides for the construction of the core and shell of the Facility (as defined in the Participation Agreement);

WHEREAS, Lessee, in its capacity as Construction Agent, has informed Lessor that differential settlement has occurred at the Site, and as such, settlement remediation will be required at the Site (collectively, the “Settlement Remediation”);

WHEREAS, Lessee, in its capacity as Construction Agent, has informed Lessor that the Settlement Remediation, together with other Change Orders that may be submitted by Construction Agent under the Core and Shell Construction Agreement, will cause the guaranteed maximum price (the “GMP”) under the Core and Shell Construction Contract to be increased from time to time;

WHEREAS, Lessee, in its capacity as Construction Agent, has informed Lessor that certain Savings in connection with the “Tech, FF&E, Other” line item in the Project Budget have been reallocated to the “Hard Development Cost” and “Escalation and Contingency” line item in the

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Project Budget, and Lessee has requested that the Project Budget be updated to reflect, among other adjustments, such reallocations;

WHEREAS, Lessor, Administrative Agent and the other Required Participants party hereto are willing to (i) consent to the increases of the GMP under the Core and Shell Construction Agreement, (ii) consent to the amendment of the Project Budget and (iii) amend certain terms set forth in the Construction Agency Agreement and Participation Agreement, in each case, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement and such Operative Document. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document as amended or otherwise modified by this Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.

Section 2. Amendments to the Operative Documents. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 5, each of Lessee, Guarantor, Lessor, the Rent Assignees and the Administrative Agent hereby agree that the Construction Agency Agreement and Participation Agreement shall be amended as follows:

(a)Section 3.1 of the Construction Agency Agreement is hereby amended by deleting clause (c) in its entirety and substituting the following therefor:

(c) Notwithstanding anything contained herein or in the other Operative Documents to the contrary, Construction Agent shall not (i) except as set forth in (a) or (b) above, amend, modify or waive any Major Project Agreement or increase any amounts payable by the owner or Lessor thereunder or extend the completion date thereunder or
(ii) terminate any Major Project Agreement, exercise any material remedies thereunder, extend the completion date thereunder beyond the Outside Completion Date, or increase the guaranteed maximum price thereunder, in each case without the prior written consent of Lessor and the Administrative Agent. Notwithstanding the forgoing in this clause (c), Construction Agent shall be permitted, without the consent of Lessor or the Administrative Agent, to increase the guaranteed maximum price under the Core and Shell Construction Agreement, from time to time, up to a maximum amount of $321,119,411.

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(b)Article XVI of the Participation Agreement is hereby amended by adding the following new Section 16.10 at the end thereof:

Section 16.10. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Participant, whether or not in respect of an Obligation due and owing by the Lessee at such time, where such payment is a Rescindable Amount, then in any such event, each Participant receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Participant in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Participant irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Participant promptly upon determining that any payment made to such Participant comprised, in whole or in part, a Rescindable Amount. A notice of the Administrative Agent to any Participant with respect to any amount owing under this Section 16.10 shall be conclusive, absent manifest error. As used herein, “Rescindable Amount” means any payment that the Administrative Agent makes for the account of the Participants hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies: (1) the Lessee has not in fact made such payment;
(2) the Administrative Agent has made a payment in excess of the amount so paid by the Lessee (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment.

(c)Schedule 3.1(d) to the Participation Agreement is hereby deleted in its entirety and replaced with the Schedule 3.1(d) attached hereto as Annex A.

Section 3. Consent. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 5, each of Lessor, Administrative Agent and the other Required Participants hereby consent to an increase to the GMP under the Core and Shell Construction Agreement up to $321,119,411, to include, among other things, (a) the Settlement Remediation within the scope of the work provided under the Core and Shell Construction Agreement and (b) such other Change Orders Construction Agent may submit under the Core and Shell Construction Agreement from time to time.

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Section 4.    Representations.

(a)Lessee by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment:

(i)each of the representations and warranties of Lessee in Section 8.2 of the Participation Agreement (other than Section 8.2(d)) and in each of the other Operative Documents are true and correct in all material respects, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;

(ii)there has been no Default, Event of Default, Force Majeure Event, Event of Loss or Material Environmental Violation; and

(iii)(A) the remaining Commitment is sufficient to complete Construction of the Improvements in accordance with the Project Documents, all Applicable Laws, Governmental Actions, and Insurance Requirements, (B) the Project Budget is In Balance, and (C) Completion is capable of occurring on or before the Outside Completion Date.

(b)Guarantor by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment, each of the representations and warranties set forth in Section 7 of the Guaranty (other than Section 7(d)(ii) and Section 7(e)) are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

Section 5.    Closing Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction or waiver of all of the conditions precedent set forth in this Section 5:

(a)Administrative Agent shall have received executed counterparts of this Amendment from Lessee, Guarantor, Lessor and the Required Participants;

(b)No event shall exist that constitutes a Default, an Event of Default, Force Majeure Event, an Event of Loss or Material Environmental Violation;

(c)Lessee’s representations set forth in Section 4(a) shall be true and correct on and as of the date hereof;

(d)Guarantor’s representations set forth in Section 4(b) shall be true and correct on and as of the date hereof; and

(e)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents necessary to the consummation thereof or which are addressed to the Lessor shall be in form and substance reasonably satisfactory to the

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Lessor and its counsel, and all legal matters in connection with the transaction contemplated hereby shall be reasonably satisfactory to counsel for the Lessor.

Section 6. Guarantor Reaffirmation. Guarantor, by its execution of this Amendment, hereby reaffirms its obligations under the Guaranty and waives any defense which might arise due to the execution and delivery of this Amendment and the performance of the terms hereof.

Section 7. Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.

Section 8.    Miscellaneous.

(a)Lessee hereby agrees to include all reasonable costs and expenses, including reasonable and documented attorneys’ fees, incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith in the next Advance Request submitted by Lessee following receipt of a satisfactory statement of such costs and expenses.

(b)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York including Section 5-1401 of the New York General Obligations Law and all matters of construction, validity and performance without regard, however to other principles of conflicts law.

(c)This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent, Lessor and each of the Rent Assignees of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for transmission, delivery and/or retention. The Administrative Agent, Lessor and each of the Rent Assignees may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal

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effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent, Lessor and each of the Rent Assignees shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Lessee without further verification and (b) upon the request of the Administrative Agent, Lessor or any Rent Assignee, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(d)Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement are hereby incorporated herein as if set forth herein.

(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

(f)Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.

(g)Each Participant, by its execution of this Amendment, hereby consents and agrees to the matters set forth herein, requests and directs Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

NORFOLK SOUTHERN RAILWAY COMPANY, as
Lessee and as Construction Agent

                        By: /s/ Kathleen C. Smith
Name: Kathleen C. Smith
Title: Vice President Business Development & Real Estate

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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NORFOLK SOUTHERN CORPORATION, as Guarantor

                        By: /s/ Kathleen C. Smith
Name: Kathleen C. Smith
Title: Vice President Business Development & Real Estate

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent

By: /s/ Denise Jones
Name: Denise Jones
Title:     Vice President

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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BA LEASING BSC, LLC, as Lessor and as Rent Assignee

By: /s/ Denise C. Simpson
Name: Denise C. Simpson
Title: Vice President

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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CAPITAL ONE, NATIONAL ASSOCIATION, as Rent
Assignee

By: /s/ Scott James Lorimer
Name: Scott James Lorimer
Title: Managing Director

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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PNC EQUIPMENT FINANCE, LLC, as Rent Assignee

By: /s/ Barbara Yerdon Booth
Name: Barbara Yerson Booth
Title: Vice President

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[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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SMBC LEASING AND FINANCE, INC., as Rent Assignee

By: /s/ Stephen R. Perry
Name: Stephen R. Perry
Title: President

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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U.S. BANK NATIONAL ASSOCIATION, as Rent
Assignee

By: /s/ Peter I. Bystol
Name: Peter I Bystol
Title: Senior Vice President

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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WELLS FARGO BANK, N.A., as Rent Assignee

By: /s/ Kevin Valenta
Name: Kevin Valenta
Title: Director

[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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[Signature Page to Consent and First Omnibus Amendment Agreement (Norfolk Southern)]

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